MERRILL LYNCH
EMERGING TIGERS
FUND, INC.




FUND LOGO




Semi-Annual Report

May 31, 1998




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets,currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not asa complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING TIGERS FUND, INC.


Map Depicting the Fund's Asset Allocation As A Percentage of Net Assets as of May 31, 1998

India             15.6%
Indonesia          2.4%
Malaysia          17.5%
Thailand           8.5%
Singapore         19.5%
China             13.3%
Indochina          1.0%
Philippines        9.1%


[FN]
*Total may not equal 100%.


Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1998


DEAR SHAREHOLDER


Investment Review
The quarter ended May 31, 1998 proved to be a difficult period for the emerging tiger stock markets. As expected, these markets gave back all the gains of the previous quarter, falling on average 28% in US dollar terms. Japan became a new and larger threat to smaller Asian economies. The lack of economic reform in Tokyo has made earlier dire predictions of a YEN 150/US dollar exchange rate appear conservative. The ramifications to the rest of Asia of a weak yen, combined with the withdrawal of Japanese credit, have sent markets from Thailand to Hong Kong reeling.

As the threat of a Chinese renminbi devaluation increases, so does the risk premium on all the regional currencies, in particular, the Hong Kong dollar. During the May quarter, we increased our position in Thailand, while decreasing our exposure in China. We also increased the Fund's position in Malaysia, although we are still heavily underweighted in this market.

The stock markets in The People's Republic of China were hit equally hard as concerns over China's ability to sustain high economic growth have brought the issue of a renminbi devaluation back into the light. Recent remarks made by the head of China's central bank, Dai Xianglong, highlighting the difficulty Chinese exports are experiencing from the depreciating yen, may indicate a rethinking of China's commitment to a firm renminbi. The one area where growth should continue unabated is domestic infrastructure. The high profile and job-creating aspect of infrastructure investment should make this the most resilient sector for the near future. Accordingly, the majority of our Fund positions in China will continue to focus on this sector.

After strong gross domestic product (GDP) growth of 5.6% in the first quarter of 1998, growth in Singapore has slowed sharply. Although the Ministry of Trade and Industry has retained its 2.5%--4% GDP growth forecast for 1998, it seems highly unlikely that this could be attained. The domestic economy is collapsing and non-oil domestic exports showed a decline of 1.6% year-over-year in April.
The Singapore market has declined over 30% since the beginning of the second quarter of 1998. Competitiveness has been a key driver for corporate profitability and stock market performance in the past. The Monetary Authority of Singapore seems to subscribe to this view, and as a result, the Singapore dollar has depreciated with the weakening yen and softening export growth. We have also seen the beginning of consolidation in the financial system through large-scale mergers and acquisitions. The Fund continues to be underweighted in the Singapore market. We have unwound our currency hedge on the Singapore dollar, benefitting from the weakness in the currency.

The Malaysian stock market declined by over 30% since the beginning of the May quarter as a result of poor policy response and the problems in Japan. Monetary policy remains disappointing, with the Malaysian central bank continuing to increase assistance to financial institutions. The health of the banking system continues to deteriorate, with non-performing loans in the system approaching double-digit levels and expected to rise further. The government announced the creation of the Asset Management Corporation (AMC) that will be privately funded and acquire non-performing loans from commercial banks. The AMC's objective would be to earn a profit from reselling loans by either rehabilitating the borrower's businesses or salvaging value from the underlying assets. The Fund continued to be underweighted in the Malaysian market, with holdings in highly defensive companies with strong balance sheets.

The Thai economy continues to decline sharply from tight liquidity conditions. Unemployment is increasing rapidly and is expected to breach 6% this year. Exports continue to be weak, but we are seeing a trade surplus from collapsing imports. Recapitalization began with the two premier Thai banks (Bangkok Bank Public Company Ltd. and Thai Farmers Bank Public Company Limited) successfully raising about US$2 billion. The second phase of the recapitalization process has also begun with the second tier banks issuing large cash calls.

In Thailand, the announcement of new massive equity issues and concerns over the Japanese economy have led to the market declining by over 35% since the beginning of the May quarter. In addition, the Thai baht has also weakened by about 10%. We selectively increased our exposure to the Thai market by adding the two premier banks and the Electricity Generating Public Co. Ltd., an independent power producer. We moved out of our convertible bonds where yield spreads over Treasury issues had narrowed considerably since we bought them, as there was little upside left in the bonds.

The resignation of President Suharto in Indonesia and replacement by his long-time friend Habibie has brought temporary calm to the Indonesian markets. Habibie has done an admirable job in trying to distance himself from Suharto. He has embraced the International Monetary Fund (IMF) conditions and displaced Suharto's children from positions in the government. Unfortunately, the honeymoon may be short-lived, as the economy is likely to enter into hyperinflation. The banking and corporate systems are essentially bankrupt. Until monopolies are dismantled and banks recapitalized, there is little hope for economic stability. The Fund is currently underweighted in this market because we believe that it has probably the most distressed economy in the region. Our exposure to the country is through one company, Gulf Indonesia Resources Ltd., an oil and gas company traded on the New York Stock Exchange, and therefore a US dollar earner.

The Philippines has proven one of the most resilient markets in the past few months, although its currency has not been immune from the contagion. The country's relative lack of external debt is in part because of its adherence to an earlier IMF assistance program. Its banking system remains sound and should be able to survive the regional crisis without a large-scale recapitalization. We increased our Philippine holdings slightly over the May quarter and maintained an overweighted position.


Investment Outlook and Strategy
As stated in our last report to shareholders, we expect the Asian markets to continue to experience very deep retrenchments in the coming year. Those countries that will allow asset prices to clear (such as Singapore) and those taking the necessary reforms (as seen in Thailand) should be among the first to recover. The recent weakness in the Japanese yen has added yet another unpredictable element of concern to the region's markets that may prolong and deepen the current crisis. Adding to the economic unrest is the rising political risk as both India and Pakistan engage in competing claims to the brotherhood of nuclear powers.

In general, we prefer to remain in the larger, more liquid markets that have cash levels and are in a position to benefit over the long term from the present economic clearing. Our purchases were focused on defensive export markets and banks that were selling well below their adjusted book values. It is possible that the markets will have a technical rebound in the next few weeks. At current share prices, value can be found, in our opinion, in various stocks around the region.


In Conclusion
We thank you for your investment in Merrill Lynch Emerging Tigers
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



June 26, 1998




Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1998


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                        12 Month           3 Month        Since Inception
                                                      Total Return       Total Return       Total Return
ML Emerging Tigers Fund, Inc. Class A Shares            -53.80%            -17.02%             -49.96%++
ML Emerging Tigers Fund, Inc. Class B Shares            -54.23             -17.23              -55.76
ML Emerging Tigers Fund, Inc. Class C Shares            -54.27             -17.25              -55.83
ML Emerging Tigers Fund, Inc. Class D Shares            -53.88             -16.95              -55.10

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A Shares, 3/4/94; and Class B, Class C and Class D Shares, 6/10/96.
++Performance results for Class A Shares prior to June 10, 1996 are for the period when the Fund was closed-end.



Average Annual
Total Return

                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        -46.61%        -49.41%
Inception (3/4/94) through 3/31/98        -11.96         -13.12

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/98                        -47.16%        -49.27%
Inception (6/10/96) through 3/31/98       -29.89         -31.06

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/98                        -47.15%        -47.68%
Inception (6/10/96) through 3/31/98       -29.94         -29.94

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        -46.75%        -49.54%
Inception (6/10/96) through 3/31/98       -29.38         -31.46

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                 Shares Held/                                                          Value      Percent of
COUNTRY        Industries         Face Amount            Long-Term Investments            Cost       (Note 1a)    Net Assets
China          Appliances           1,453,000   Guangdong Kelon Electrical Holdings
                                                Co., Ltd. (Class H)                  $  1,884,097   $  1,387,649       2.5%

               Conglomerates          496,000   Shanghai Industrial Holdings Ltd.       1,257,387      1,392,269       2.5

               Infrastructure         263,000 ++New World Infrastructure Ltd.             711,034        465,006       0.8
                                US$ 1,611,000   New World Infrastructure Ltd.,
                                                5% due 7/15/2001                        2,023,074      1,433,790       2.5
                                                                                     ------------   ------------     ------
                                                                                        2,734,108      1,898,796       3.3

               Mining                  22,880 ++Yanzhou Coal Mining Co. Ltd. (ADR)*       360,360        247,390       0.5

               Telecommunications     838,500 ++China Telecom (Hong Kong) Limited       1,313,410      1,498,771       2.7

               Utilities--          2,876,000   Beijing Datang Power Generation
               Electric & Gas                   Company Limited (Class H)               1,637,223      1,011,434       1.8

                                                Total Long-Term Investments in China    9,186,585      7,436,309      13.3

India          Banking &               77,600   State Bank of India (GDR)**             1,187,470      1,086,400       1.9
               Financial               45,181   Housing Development Finance
                                                Corporation Ltd.                        2,812,530      3,431,579       6.1
                                                                                     ------------   ------------     ------
                                                                                        4,000,000      4,517,979       8.0

               Oil Services            60,900   Hindustan Petroleum Corporation Ltd.      659,510        538,561       1.0

               Pharmaceuticals         38,400   Ranbaxy Laboratories Limited              704,268        542,458       1.0

               Telecommunications     168,000 ++Mahanagar Telephone Nigam
                                                Ltd. (GDR)**                            2,008,944      2,205,000       3.9
                                       25,000 ++Videsh Sanchar Nigam Ltd. (GDR)**         387,500        296,875       0.5
                                       56,000 ++Videsh Sanchar Nigam Ltd. (GDR)**(b)      924,000        665,000       1.2
                                                                                     ------------   ------------     ------
                                                                                        3,320,444      3,166,875       5.6

                                                Total Long-Term Investments
                                                in India                                8,684,222      8,765,873      15.6

Indochina      Mutual Funds           133,800 ++Vietnam Frontier Fund                   1,378,140        535,200       1.0

                                                Total Long-Term Investments
                                                in Indochina                            1,378,140        535,200       1.0

Indonesia      Oil--Related           109,200 ++Gulf Indonesia Resources Ltd. (ADR)*    2,303,596      1,358,175       2.4

                                                Total Long-Term Investments
                                                in Indonesia                            2,303,596      1,358,175       2.4

Malaysia       Banking & Financial    301,000   Public Bank BHD 'Foreign'                 177,871        117,731       0.2

               Building &              43,000   I.J.M. Corp. BHD                           83,169         19,061       0.0
               Construction

               Consumer Products      655,500   Amway (Malaysia) Holdings BHD           2,577,576      1,350,313       2.4

               Industrial             813,575   O.Y.L. Industries BHD                   3,647,513      2,110,840       3.8

               Insurance            1,278,000   MNI Holdings BHD                        3,982,108      1,999,479       3.6

               Leisure                297,000   Berjaya Sports Toto BHD                   630,655        623,429       1.1
                                      173,000   Genting BHD                               613,496        451,108       0.8
                                       85,000   Resorts World BHD                         205,223        131,877       0.2
                                      635,000   Sime Darby BHD                            809,941        506,675       0.9
                                                                                     ------------   ------------     ------
                                                                                        2,259,315      1,713,089       3.0

               Publishing &         1,333,000   Star Publications (Malaysia) BHD        3,528,662      1,717,085       3.1
               Broadcasting

               Telecommunications     169,000   Telekom Malaysia BHD                      422,936        387,797       0.7

               Utilities--            331,000 ++YTL Power International BHD               302,732        249,437       0.4
               Electric & Gas

               Wire & Cable     US$   230,000   Leader Universal Holdings BHD,
                                                2.75% due 5/05/2004                       167,750        164,450       0.3

                                                Total Long-Term Investments
                                                in Malaysia                            17,149,632      9,829,282      17.5

Philippines    Conglomerates        6,157,200 ++Benpres Holdings Corp.                  2,433,121      1,141,103       2.0

               Infrastructure         146,000 ++International Container Terminal
                                                Services, Inc.                             21,362         21,045       0.0

               Real Estate          4,405,250   Ayala Land Corporation                  2,264,614      1,502,434       2.7

               Restaurants          1,365,000   Jollibee Foods Corporation
                                                (Warrants)(a)                             700,869        597,297       1.1

               Retail               7,486,346   SM Prime Holdings, Inc.                 1,229,712      1,329,621       2.4

               Utilities--            174,956   Manila Electric Co. (MERALCO) 'B'         983,374        517,888       0.9
               Electric & Gas

                                                Total Long-Term Investments
                                                in the Philippines                      7,633,052      5,109,388       9.1

Singapore      Airlines               269,000   Singapore Airlines Ltd. 'Foreign'       2,565,787      1,495,338       2.7

               Banking & Financial     97,500   Development Bank of Singapore Ltd.        848,944        588,613       1.0
                                       62,400   United Overseas Bank Ltd. 'Foreign'       344,062        244,304       0.5
                                                                                     ------------   ------------     ------
                                                                                        1,193,006        832,917       1.5

               Electronics             27,000 ++Creative Technology Ltd.                  652,190        533,250       0.9
                                      280,500   Elec & Eltek International
                                                Company Ltd.                            1,306,174      1,262,250       2.2
                                    1,988,000   Natsteel Electronics Ltd.               3,820,503      3,493,557       6.2
                                                                                     ------------   ------------     ------
                                                                                        5,778,867      5,289,057       9.3

               Industrial             863,000   Clipsal Industries Ltd.                 2,200,509      1,104,640       2.0

               Publishing &           216,664   Singapore Press Holdings
               Broadcasting                     Ltd. 'Foreign'                          2,539,866      1,774,236       3.2

               Real Estate            119,000   City Developments Ltd.                    708,622        430,335       0.8

                                                Total Long-Term Investments
                                                in Singapore                           14,986,657     10,926,523      19.5

Thailand       Banking &              211,800   Bangkok Bank Public Company Ltd.
               Financial                        'Foreign'                                 512,742        433,156       0.8
                                US$   168,000   Bangkok Bank Public Company Ltd.,
                                                1.50% due 8/07/2006                       151,405        149,520       0.3
                                       92,000   Thai Farmers Bank Public Company
                                                Limited 'Foreign'                         196,197        140,258       0.2
                                                                                     ------------   ------------     ------
                                                                                          860,344        722,934       1.3

               Industrial       US$   738,000   Banpu Public Company Ltd., 2.75%
                                                due 4/10/2003                             455,744        505,530       0.9

               Oil--Related           175,600   PTT Exploration and Production
                                                Public Company Ltd. 'Foreign'           1,551,345      1,523,550       2.7
               Publishing &           225,400   BEC World Public Company Ltd.
               Broadcasting                     'Foreign'                               1,016,396        905,176       1.6


               Telecommunications     137,600   Advanced Info Service Public Co.
                                                Ltd. 'Foreign'                            703,037        750,421       1.3

               Utilities--            226,000   Electricity Generating Public
               Electric & Gas                   Co. Ltd. 'Foreign'                        399,030        364,155       0.7


                                                Total Long-Term Investments
                                                in Thailand                             4,985,896      4,771,766       8.5

                                                Total Long-Term Investments            66,307,780     48,732,516      86.9



Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                       Face                                                            Value      Percent of
COUNTRY                               Amount             Short-Term Securities            Cost       (Note 1a)    Net Assets
United States  Commercial         $ 2,500,000   Atlantic Asset Securitization
               Paper***                         Corporation, 5.54% due 6/11/1998     $  2,495,383   $  2,495,383       4.4%
                                    2,228,000   General Motors Acceptance Corp.,
                                                5.69% due 6/01/1998                     2,227,296      2,227,296       4.0
                                    2,000,000   Riverwoods Funding Corp.,
                                                5.55% due 6/16/1998                     1,994,758      1,994,758       3.6

                                                Total Investments in
                                                Short-Term Securities                   6,717,437      6,717,437      12.0

               Total Investments                                                     $ 73,025,217     55,449,953      98.9
                                                                                     ============
               Other Assets Less Liabilities                                                             643,372       1.1
                                                                                                    ------------     ------
               Net Assets                                                                           $ 56,093,325     100.0%
                                                                                                    ============     ======

              *American Depositary Receipts (ADR).
             **Global Depositary Receipts (GDR).
            ***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

               See Notes to Financial Statements.

             ++Non-income producing security.
            (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date and are non-income producing.
            (b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.



PORTFOLIO INFORMATION


As of May 31, 1998

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Natsteel Electronics Ltd.                         6.2%
Housing Development Finance Corporation Ltd.      6.1
Mahanagar Telephone Nigam Ltd. (GDR)              3.9
O.Y.L. Industries BHD                             3.8
MNI Holdings BHD                                  3.6
Singapore Press Holdings Ltd. 'Foreign'           3.2
Star Publications (Malaysia) BHD                  3.1
Ayala Land Corporation                            2.7
China Telecom (Hong Kong) Limited                 2.7
Singapore Airlines Ltd. 'Foreign'                 2.7




STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 1998
Assets:             Investments, at value (identified cost--$73,025,217) (Note 1a)                          $ 55,449,953
                    Cash                                                                                             719
                    Receivables:
                      Securities sold                                                      $    927,170
                      Forward foreign exchange contracts (Note 1c)                              447,962
                      Dividends                                                                 122,538
                      Capital shares sold                                                        73,309
                      Interest                                                                   35,243        1,606,222
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      12,520
                    Prepaid registration fees and other assets (Note 1f)                                          56,130
                                                                                                            ------------
                    Total assets                                                                              57,125,544
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      367,694
                      Capital shares redeemed                                                   357,360
                      Investment adviser (Note 2)                                                48,176
                      Distributor (Note 2)                                                        8,181          781,411
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       250,808
                                                                                                            ------------
                    Total liabilities                                                                          1,032,219
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 56,093,325
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $    644,612
                    Class B Common Stock, $0.10 par value,
                    150,000,000 shares authorized                                                                 94,524
                    Class C Common Stock, $0.10 par value,
                    50,000,000 shares authorized                                                                  41,287
                    Class D Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 26,171
                    Paid-in capital in excess of par                                                         105,944,799
                    Accumulated distributions in excess of investment
                    income--net (Note 1g)                                                                       (544,226)
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net (Note 6)                                          (32,536,684)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                               (17,577,158)
                                                                                                            ------------
                    Net assets                                                                              $ 56,093,325
                                                                                                            ============

Net Asset           Class A--Based on net assets of $44,945,755 and 6,446,123
Value:                       shares outstanding                                                             $       6.97
                                                                                                            ============
                    Class B--Based on net assets of $6,494,209 and 945,242
                             shares outstanding                                                             $       6.87
                                                                                                            ============
                    Class C--Based on net assets of $2,833,137 and 412,873
                             shares outstanding                                                             $       6.86
                                                                                                            ============
                    Class D--Based on net assets of $1,820,224 and 261,713
                             shares outstanding                                                             $       6.96
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1998

STATEMENT OF OPERATIONS
                    For the Six Months Ended May 31, 1998
Investment Income   Interest and discount earned                                                            $    505,378
(Notes 1d & 1e):    Dividends                                                                                    396,723
                                                                                                            ------------
                    Total income                                                                                 902,101
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $    332,985
                    Transfer agent fees--Class A (Note 2)                                        81,339
                    Custodian fees                                                               59,819
                    Printing and shareholder reports                                             58,798
                    Accounting services (Note 2)                                                 54,052
                    Professional fees                                                            38,844
                    Registration fees (Note 1f)                                                  33,436
                    Account maintenance and distribution fees--Class B (Note 2)                  32,019
                    Directors' fees and expenses                                                 19,210
                    Account maintenance and distribution fees--Class C (Note 2)                  15,262
                    Transfer agent fees--Class B (Note 2)                                        10,566
                    Amortization of organization expenses (Note 1f)                               5,381
                    Transfer agent fees--Class C (Note 2)                                         4,903
                    Pricing fees                                                                  2,783
                    Transfer agent fees--Class D (Note 2)                                         2,603
                    Account maintenance fees--Class D (Note 2)                                    2,192
                    Other                                                                         5,055
                                                                                           ------------
                    Total expenses                                                                               759,247
                                                                                                            ------------
                    Investment income--net                                                                       142,854
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                      (15,075,914)
Gain (Loss) on        Foreign currency transactions--net                                        947,091      (14,128,823)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net     Investments--net                                                        4,776,002
(Notes 1b, 1c,        Foreign currency transactions--net                                         31,220        4,807,222
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on
                    investments and foreign currency transactions                                             (9,321,601)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (9,178,747)
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                              May 31,       November 30,
                    Increase (Decrease) in Net Assets:                                         1998             1997
Operations:         Investment income (loss)--net                                          $    142,854     $   (452,390)
                    Realized loss on investments and foreign currency
                    transactions--net                                                       (14,128,823)     (17,401,788)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                        4,807,222      (51,862,701)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from operations                     (9,178,747)     (69,716,879)
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (90,623)         (75,491)
(Note 1g):            Class D                                                                        --             (126)
                    In excess of investment income--net:
                      Class A                                                                        --         (486,711)
                      Class D                                                                        --             (813)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                             (90,623)        (563,141)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                             (7,210,867)     (56,250,234)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (16,480,237)    (126,530,254)
                    Beginning of period                                                      72,573,562      199,103,816
                                                                                           ------------     ------------
                    End of period                                                          $ 56,093,325     $ 72,573,562
                                                                                           ============     ============


                    See Notes to Financial Statements.


Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1998


FINANCIAL HIGHLIGHTS
                                                                                        Class A
                                                                 For the                                        For the
                    The following per share data and ratios        Six                                          Period
                    have been derived from information            Months                                        March 4,
                    provided in the financial statements.         Ended               For the Year             1994++ to
                                                                  May 31,           Ended November 30,           Nov. 30,
                    Increase (Decrease) in Net Asset Value:       1998++++    1997++++    1996        1995        1994
Per Share           Net asset value, beginning of period        $   8.12    $  15.59   $  13.40    $  14.47     $  14.18
Operating                                                       --------    --------   --------    --------     --------
Performance:        Investment income (loss)--net                    .02        (.04)       .05         .03          .12
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency
                    transactions--net                              (1.16)      (7.38)      2.15        (.96)         .19
                                                                --------    --------   --------    --------     --------
                    Total from investment operations               (1.14)      (7.42)      2.20        (.93)         .31
                                                                --------    --------   --------    --------     --------
                    Less dividends and distributions:
                      Investment income--net                        (.01)       (.01)      (.01)       (.12)          --
                      In excess of investment income--net             --        (.04)        --          --           --
                      Realized gain on investments--net               --          --         --        (.02)          --
                                                                --------    --------   --------    --------     --------
                    Total dividends and distributions               (.01)       (.05)      (.01)       (.14)          --
                                                                --------    --------   --------    --------     --------
                    Capital charge resulting from
                    issuance of Common Stock                          --          --         --          --+++++    (.02)
                                                                --------    --------   --------    --------     --------
                    Net asset value, end of period              $   6.97    $   8.12   $  15.59    $  13.40     $  14.47
                                                                ========    ========   ========    ========     ========

Total Investment    Based on net asset value per share           (14.03%)+++ (47.76%)    16.43%      (6.23%)       2.05%+++
Return:**                                                       ========    ========   ========    ========     ========

Ratios to Average   Expenses                                       2.13%*      1.69%      1.36%       1.32%        1.32%*
Net Assets:                                                     ========    ========   ========    ========     ========
                    Investment income (loss)--net                   .58%*      (.27%)      .23%        .24%        1.12%*
                                                                ========    ========   ========    ========     ========

Supplemental        Net assets, end of period (in thousands)    $ 44,946    $ 63,760   $193,545    $294,830     $318,414
Data:                                                           ========    ========   ========    ========     ========
                    Portfolio turnover                            40.75%      35.63%     44.09%      18.84%        9.10%
                                                                ========    ========   ========    ========     ========
                    Average commission rate paid++++++          $  .0046    $  .0085   $  .0086          --           --
                                                                ========    ========   ========    ========     ========

                                                                  Class B                            Class C
                    The following per share data
                    and ratios have been derived       For the                For the    For the                For the
                    from information provided            Six      For the     Period       Six       For the    Period
                    in the financial statements.        Months      Year      June 10,    Months       Year     June 10,
                                                        Ended      Ended     1996++ to    Ended       Ended    1996++ to
                    Increase (Decrease) in             May 31,    Nov. 30,    Nov. 30,   May 31,     Nov. 30,   Nov. 30,
                    Net Asset Value:                   1998++++   1997++++      1996     1998++++    1997++++     1996
Per Share           Net asset value,
Operating           beginning of period              $   8.03    $  15.53    $  15.53   $   8.02    $  15.52    $  15.53
Performance:                                         --------    --------    --------   --------    --------    --------
                    Investment loss--net                 (.02)       (.15)       (.05)      (.02)       (.11)       (.05)
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net          (1.14)      (7.35)        .05      (1.14)      (7.39)        .04
                                                     --------    --------    --------   --------    --------    --------
                    Total from investment operations    (1.16)      (7.50)         --      (1.16)      (7.50)       (.01)
                                                     --------    --------    --------   --------    --------    --------
                    Net asset value, end of period   $   6.87    $   8.03    $  15.53   $   6.86    $   8.02    $  15.52
                                                     ========    ========    ========   ========    ========    ========

Total Investment    Based on net asset value
Return:**           per share                         (14.45%)+++ (48.29%)       .00%+++ (14.46%)+++ (48.32%)      (.06%)+++
                                                     ========    ========    ========   ========    ========    ========

Ratios to Average   Expenses                            3.17%*      2.75%       2.67%*     3.16%*      2.83%       2.68%*
Net Assets:                                          ========    ========    ========   ========    ========    ========
                    Investment loss--net                (.43%)*    (1.20%)      (.99%)*    (.44%)*    (1.01%)      (.98%)*
                                                     ========    ========    ========   ========    ========    ========

Supplemental        Net assets, end of period
Data:               (in thousands)                   $  6,494    $  4,887    $  3,719   $  2,833    $  2,870    $    887
                                                     ========    ========    ========   ========    ========    ========
                    Portfolio turnover                 40.75%      35.63%      44.09%     40.75%      35.63%      44.09%
                                                     ========    ========    ========   ========    ========    ========
                    Average commission
                    rate paid++++++                  $  .0046    $  .0085    $  .0086   $  .0046    $  .0085    $  .0086
                                                     ========    ========    ========   ========    ========    ========



                                                                                               Class D
                                                                                 For the                         For the
                                                                                   Six          For the          Period
                                                                                  Months         Year            June 10,
                    The following per share data and ratios have been derived     Ended          Ended          1996++ to
                    from information provided in the financial statements.       May 31,        Nov. 30,         Nov. 30,
                    Increase (Decrease) in Net Asset Value:                      1998++++       1997++++          1996
Per Share           Net asset value, beginning of period                         $   8.10       $  15.58        $  15.53
Operating                                                                        --------       --------        --------
Performance:        Investment income (loss)--net                                     .01           (.04)           (.01)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                          (1.15)         (7.41)            .06
                                                                                 --------       --------        --------
                    Total from investment operations                                (1.14)         (7.45)            .05
                                                                                 --------       --------        --------
                    Less dividends:
                      Investment income--net                                           --             --+++++         --
                      In excess of investment income--net                              --           (.03)             --
                                                                                 --------       --------        --------
                    Total dividends                                                    --           (.03)             --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   6.96       $   8.10        $  15.58
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                            (14.07%)+++    (47.91%)           .32%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                        2.39%*         2.01%           1.88%*
Net Assets:                                                                      ========       ========        ========
                    Investment income (loss)--net                                    .38%*         (.30%)          (.34%)*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $  1,820       $  1,057        $    953
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             40.75%         35.63%          44.09%
                                                                                 ========       ========        ========
                    Average commission rate paid++++++                           $  .0046       $  .0085        $  .0086
                                                                                 ========       ========        ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Commencement of operations.
                ++++Based on average shares outstanding.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rates shown.
                 +++Aggregate total investment return.
               +++++Amount is less than $0.01 per share.

                    See Notes to Financial Statements.




Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Emerging Tigers Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have already passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period beginning with the commencement of operations. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account
                          Maintenance     Distribution
                              Fee             Fee

Class B                      0.25%           0.75%
Class C                      0.25%           0.75%
Class D                      0.25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               MLFD      MLPF&S

Class A                       $1,259    $18,429
Class D                       $1,368    $19,182



Merrill Lynch Emerging Tigers Fund, Inc., May 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended May 31, 1998, MLPF&S received contingent deferred sales charges of $8,451 and $3,685 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $30,418 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 1998.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securi-ties, for the six months ended May 31, 1998 were $28,461,209 and $21,284,435, respectively.

Net realized gains (losses) for the six months ended May 31, 1998 and net unrealized losses as of May 31, 1998 were as follows:


                                   Realized     Unrealized
                                Gains (Losses)    Losses

Long-term investments            $(15,075,927)  $(17,575,264)
Short-term investments                     13             --
Forward foreign exchange
contracts                           1,142,363             --
Foreign currency transactions        (195,272)        (1,894)
                                 ------------   ------------
Total                            $(14,128,823)  $(17,577,158)
                                 ============   ============

As of May 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $17,575,264, of which $1,332,428 related to appreciated securities and $18,907,692 related to depreciated securities. At May 31, 1998, the aggregate cost of investments for Federal income tax purposes was $73,025,217.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $7,210,867 and $56,250,234 for the six months ended May 31, 1998 and the year ended November 30, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         1,397,130  $  10,943,586
Shares issued to shareholders in
reinvestment of dividends               6,992         55,589
                                 ------------  -------------
Total issued                        1,404,122     10,999,175
Shares redeemed                    (2,808,528)   (22,172,044)
                                 ------------  -------------
Net decrease                       (1,404,406) $ (11,172,869)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           690,781  $   7,889,564
Shares issued to shareholders in
reinvestment of dividends              23,243        357,947
                                 ------------  -------------
Total issued                          714,024      8,247,511
Shares redeemed                    (5,274,309)   (71,433,932)
                                 ------------  -------------
Net decrease                       (4,560,285) $ (63,186,421)
                                 ============  =============


Class B Shares for the Six Months                   Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                         1,008,612  $   7,893,092
Shares redeemed                      (671,106)    (5,311,270)
Automatic conversion of shares           (762)        (6,083)
                                 ------------  -------------
Net increase                          336,744  $   2,575,739
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           720,863  $   7,993,947
Shares redeemed                      (347,593)    (4,704,429)
Automatic conversion of shares         (4,293)       (46,751)
                                 ------------  -------------
Net increase                          368,977  $   3,242,767
                                 ============  =============


Class C Shares for the Six Months                   Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                           340,320  $   2,560,197
Shares redeemed                      (285,191)    (2,222,887)
                                 ------------  -------------
Net increase                           55,129  $     337,310
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           458,542  $   5,177,237
Shares redeemed                      (157,967)    (2,128,264)
                                 ------------  -------------
Net increase                          300,575  $   3,048,973
                                 ============  =============


Class D Shares for the Six Months                   Dollar
Ended May 31, 1998                    Shares        Amount

Shares sold                           230,108  $   1,800,816
Automatic conversion of shares            754          6,083
                                 ------------  -------------
Total issued                          230,862      1,806,899
Shares redeemed                       (99,692)      (757,946)
                                 ------------  -------------
Net increase                          131,170  $   1,048,953
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended November 30, 1997               Shares        Amount

Shares sold                           204,766  $   2,315,219
Automatic conversion of shares          4,265         46,751
Shares issued to shareholders in
reinvestment of dividends                  48            740
                                 ------------  -------------
Total issued                          209,079      2,362,710
Shares redeemed                      (139,676)    (1,718,263)
                                 ------------  -------------
Net increase                           69,403  $     644,447
                                 ============  =============


5. Commitments:
At May 31, 1998, the Fund had entered into foreign exchange contracts under which it agreed to purchase various foreign currencies with an approximate value of $364,000.


6. Capital Loss Carryforward:
At November 30, 1997, the Fund had a net capital loss carryforward of approximately $18,408,000, of which $1,115,000 expires in 2003 and $17,293,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended May 31, 1998

Additions

 Bangkok Bank Public Company Ltd. 'Foreign'
*Development Bank of Singapore (Class A)
 Electricity Generating Public Co. Ltd. 'Foreign'
 Hindustan Petroleum Corporation Ltd.
 International Container Terminal Services, Inc.
 Natsteel Electronics Ltd.
 Ranbaxy Laboratories Limited
 Telekom Malaysia BHD
 Thai Farmers Bank Public Company Limited 'Foreign'
 YTL Power International BHD
 Yanzhou Coal Mining Co. Ltd. (ADR)


Deletions

*Development Bank of Singapore (Class A)
 Guangdong Investments, Ltd.
 P.T. Davomas Abadi 'Foreign'
 Venture Manufacturing (Singapore) Ltd.
 YTL Corporation BHD

[FN]
*Added and deleted in the same quarter.


OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863